DREYFUS GNMA FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for the Dreyfus GNMA Fund, Inc. For its annual reporting period ended April 30, 1997 your Fund achieved a total return, including share price changes and interest income, of 6.17%.* Income dividends paid from net investment income during the period amounted to $.927, representing a distribution rate per share of 6.42%.**
Economic Review
    The U.S. economy just kept rolling ahead over the reporting period. Inflation remained subdued. The unemployment rate fell to its lowest level in 24 years, and a surge in tax revenues meant good news for the Administration's budget reduction program. Overall, the economic news has been stellar.
    The economy grew at a robust 5.6% annual rate during the first quarter of 1997, the best quarter in nine years. Aided by falling energy prices, and with no sign of shortages of raw materials, inflation remained in check. On the consumer level, the Consumer Price Index (CPI) increases remained below 3%. Excluding volatile food and energy prices, the CPI is actually slowing down so far this year, running at an annual rate of 2.5%. Inflation has been further restrained by the strong dollar which has moderated the price of imports and eased potential strains on domestic production capacity.
    The strong economy has put increasing numbers of people to work. This tightening of the labor market has been a key factor in the implementation of monetary policy by the Federal Reserve Board's Open Market Committee (FOMC). The unemployment rate has been less than 5.5% since June 1996, the lowest sustained rate since the late 1980s. The rate fell to 4.9% in April of this year. So far, neither strong economic growth nor wage increases have resulted in any price pressure at the consumer level. Through the first quarter (the latest available data), total employment costs (including wages and benefits) rose about the same as inflation.
    Renewed confidence, spurred by increasing job security and low inflation, has resulted in a surge in consumer spending. In the first quarter of this year, spending rose 6.4%, almost double the rate of the previous year's fourth quarter. The combined six-month performance was the largest increase in consumer spending over the past ten years. Retail sales have increased in the early part of this year as well; first quarter results were sharply higher than in the last quarter of 1996. Not surprisingly, industrial production has been building momentum over the reporting period. The latest report on capacity utilization indicated the highest level in two years. So far, while the potential exists for production bottlenecks, prices for raw materials and worker wage demands have remained modest.
    Continued economic growth and the resulting rise in tax revenues have slashed further the Federal budget deficit. Administration officials estimate that this year's deficit will be about $75 billion, its lowest level in twenty-three years. Such good news on the deficit could make it easier to obtain Congressional approval of the bipartisan plan to balance the budget by 2002.
    While we seem to be enjoying the best of all possible economic worlds, the potential for future inflation is what concerns the Fed. Such concern resulted in the March decision by the FOMC, the policy-making arm of the Federal Reserve, to raise the Federal Funds rate one-quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest banks charge each other for overnight loans.) The traditional assumption that strong economic growth and low unemployment will eventually result in rising inflation still drives the Fed's monetary policy initiatives. There is little reason to suspect that the Fed will soon change this policy, although with the economy seeming to enjoy strong growth without surging inflation, the FOMC may be reluctant to raise rates again in the immediate future.
Market Environment
    This environment of strong economic fundamentals and a preemptive Fed monetary policy has led to a somewhat depressed fixed income market. The yield on the ten-year Treasury has moved consistently higher; from November 29, 1996 to April 30, 1997 the ten-year Treasury yield increased 71 basis points to 6.75% from 6.04%. This dramatic increase in yield has resulted in negative returns over the last six months on Treasury bond market indices. With the Fed likely to continue fighting inflation vigorously, market sentiment will remain cautious, with a bias toward higher interest rates.
    This environment of higher rates and a preemptive Fed policy affects the mortgage-backed securities market, and therefore GNMAs, in a different way. Higher interest rates and negative Treasury returns imply lower levels of returns for mortgage-backed securities. But investors have some advantages in the mortgage market over other fixed income investments. With rising interest rates, mortgage-backed securities tend to remain more stable, and hence their spread to Treasuries becomes tighter. As a result, GNMAs have outperformed Treasuries over the last six-month period, and are likely to continue this outperformance if interest rates continue to increase. Of course, past performance is no guarantee of future results, and there can be no guarantee as to future economic or market events, or as to investment performance.
    The other positive for the mortgage market has been the dramatic decrease in interest rate volatility. Interest rate volatility has decreased to its lowest level in over three years, and as volatility has decreased, the valuation of mortgage-backed securities has improved. This also has contributed to the outperformance of GNMAs over Treasuries during the last 6 months.
The Portfolio
    During this period of changes in the economic fundamentals, there have been several adjustments to the portfolio. The most significant change was the decrease in the Fund's duration from slightly longer than our current benchmark, the Lehman Brothers GNMA Index, to matching that Index. Unfortunately this adjustment of duration was not implemented at the beginning of the rise in interest rates, and that led the Fund to underperform the Lehman GNMA Index during the months of February and March.
    The shortening of duration was accomplished by selling a combination of newly issued GNMA 7.50% 30-year securities and 30-year Treasury bonds. The proceeds were reinvested in shorter duration securities: specifically, GNMA 15-year 6.50% and shorter duration Treasuries. The 15-year GNMAs have less interest rate sensitivity and still provide a high level of yield to the investor. If the market continues to experience rising interest rates, more investors may well look for protection in the 15-year GNMA market, which could increase demand and improve the valuation of this sector.
    Another significant change to the portfolio has been the addition of a 10% position in GNMA project loans. GNMA projects are securities backed by multifamily loans on HUD-sponsored low income housing projects. These securities have all the standard government guarantees of single family GNMAs but offer the investor higher yield and explicit call protection from borrower prepayments.Since they are trading at 100 basis points over Treasuries, by holding thesesecurities the investor gains enhanced yield as well as this explicit call protection. With these changes now in place, the Fund is positioned to perform well, given our current market environment outlook.
                              Very Truly Yours,
                      [Michael Hoeh signature logo]
                              Michael Hoeh
                              Portfolio Manager
May 16, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**     Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.

DREYFUS GNMA FUND, INC.            APRIL 30, 1997

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN DREYFUS GNMA FUND, INC. AND THE LEHMAN BROTHERS
GNMA INDEX



               LEHMAN
  PERIOD      BROTHERS      DREYFUS
             GNMA INDEX *  GNMA FUND

 4/30/87      10,000        10,000
 4/30/88      10,903        10,703
 4/30/89      11,816        11,245
 4/30/90      13,109        12,207
 4/30/91      15,221        13,970
 4/30/92      17,001        15,317
 4/30/93      18,822        16,971
 4/30/94      18,834        17,091
 4/30/95      20,450        18,083
 4/30/96      22,278        19,549
 4/30/97      24,066        20,755



*Source: Lehman Brothers


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS GNMA FUND,
INC. AND
THE LEHMAN BROTHERS GNMA INDEX

$24,066
Lehman Brothers
GNMA Index*
Dollars
$20,755
Dreyfus GNMA Fund
*Source: Lehman Brothers

Average Annual Total Returns
      One Year Ended            Five Years Ended         Ten Years Ended
      April 30, 1997             April 30, 1997           April 30, 1997
     ________________           ________________         ________________
        6.17%                      6.27%                    7.58%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus GNMA Fund, Inc. on 4/30/87 to a $10,000 investment made in the Lehman Brothers GNMA Index on that date. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in Ginnie Maes and its performance shown in the line graph takes into account all applicable fees and expenses. Unlike the Fund, the Lehman Brothers GNMA Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed-rate GNMA securities. All issues have at least one year to maturity and an outstanding par value of at least $100 million. The Index does not take into account charges, fees and other expenses. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS GNMA FUND, INC.
STATEMENT OF INVESTMENTS                                                                                APRIL 30, 1997
                                                                                             Principal
Bonds and Notes_114.0%                                                                         Amount                Value
                                                                                           ______________      ______________
Mortgage-Backed Securities_99.2%
Government National Mortgage Association I:
  6 1/2% (a)................................................................                $   159,000,000     $ 155,172,870
  6 1/2%, 11/15/2008-10/15/2010.............................................                     30,314,644        29,779,398
  7% (a)....................................................................                     19,000,000        18,910,890
  7 1/2%, 8/15/2000-8/15/2025...............................................                    152,012,063       151,564,257
  8% (a)....................................................................                    178,750,000       181,318,638
  8%, 4/15/2008-2/15/2025...................................................                    121,004,513       123,540,738
  8 1/2%, 2/15/2006-12/15/2022..............................................                     76,244,631        79,345,665
  9%, 7/15/2001-12/15/2022..................................................                     69,683,370        74,213,098
  9 1/2%, 1/15/2016-11/15/2024..............................................                     82,787,936        89,649,573
  10%, 11/15/2009-10/15/2020................................................                     32,185,898        35,525,185
  10 1/2%, 11/15/2013-6/15/2021.............................................                     23,658,333        26,268,083
  11%, 7/15/1999-9/15/2019..................................................                     33,082,860        36,856,753
  11 1/2%, 3/15/2010-7/15/2019..............................................                     13,628,781        15,352,042
  12%, 2/15/2015............................................................                         38,120            43,325
                                                                                                               ______________
                                                                                                                1,017,540,515
                                                                                                               ______________
Government National Mortgage Association II:
  5 1/2%, 11/20/2026-2/20/2027 (b)..........................................                      4,867,710         4,809,965
  6 1/2%, 1/20/2026-3/20/2027...............................................                     64,406,301        60,290,347
  7 1/2% (a)................................................................                      10,000,000        9,615,600
  9%, 3/20/2016.............................................................                      2,006,733         2,126,495
  9 1/2%, 2/20/2016-2/20/2025...............................................                      6,465,303         6,942,798
  10 1/2%, 7/20/2013-9/20/2018..............................................                      4,337,479         4,772,568
  12%, 9/20/2013-12/20/2015.................................................                        885,073         1,001,298
  13 1/2%, 7/20/2014-6/20/2015..............................................                        718,708           830,553
                                                                                                               ______________
                                                                                                                   90,389,624
                                                                                                               ______________
Government National Mortgage Association I,
  Graduated Payment Mortgage:
    10 1/4%, 7/15/2018-10/15/2018...........................................                        222,454           245,115
    10 3/4%, 3/15/2010-2/15/2016............................................                        491,427           544,408
    11%, 9/15/2010-3/15/2011................................................                        301,242           332,589
    11 1/4%, 7/15/2015-12/15/2015...........................................                      1,270,498         1,411,041
    12 1/4%, 2/15/2014-3/15/2015............................................                         68,230            77,527
                                                                                                               ______________
                                                                                                                    2,610,680
                                                                                                               ______________
Government National Mortgage Association II,
  Graduated Payment Mortgage:
    11 1/4%, 4/20/2014-1/20/2016............................................                        326,228           362,316
    11 3/4%, 6/20/2015-1/20/2016............................................                        238,126           266,923
                                                                                                               ______________
                                                                                                                      629,239
                                                                                                               ______________
Government National Mortgage Association I,
  Project Loans:
    7%, 6/15/2020-9/15/2035.................................................                     20,228,085        19,538,914
    7 1/4%, 8/15/2018.......................................................                      2,968,795         2,916,841
    7.40%, 4/01/2032........................................................                      8,806,800         8,715,914

DREYFUS GNMA FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   APRIL 30, 1997
                                                                                               Principal
Bonds and Notes (continued)                                                                      Amount             Value
                                                                                               ____________      ____________
Mortgage-Backed Securities (continued)
Government National Mortgage Association I,
  Project Loans (continued):
    7 1/2% (a)..............................................................               $     10,729,300      $ 10,645,396
    7 1/2%, 7/15/2023-11/15/2031............................................                      6,351,360         6,321,050
    7 5/8%, 12/15/2022-3/15/2032............................................                      9,218,656         9,206,900
    7.65%, 5/15/2032........................................................                      7,706,400         7,658,235
    7.70% (a)...............................................................                      3,956,700         3,983,881
    7 3/4% (a)..............................................................                     10,164,700        10,293,419
    7 3/4%, 6/15/2030.......................................................                      7,469,900         7,455,857
    7 7/8% (a)..............................................................                      1,997,000         2,036,940
    7.90% (a)...............................................................                      2,780,000         2,807,800
    8 1/8%, 6/15/2030.......................................................                     19,934,837        20,626,178
    9 1/4%, 10/15/2023......................................................                      6,911,274         7,379,928
                                                                                                               ______________
                                                                                                                  119,587,253
                                                                                                               ______________
Total Mortgage-Backed Securities...........................................                                     1,230,757,311
                                                                                                              ===============
U.S. Treasury Bonds_2.4%
  6 1/4%, 2/15/2007 (c).....................................................                     30,960,000        29,963,475
                                                                                                              ================
U.S. Treasury Notes_12.4%
  5 7/8%, 1/31/1999 (c).....................................................                     78,500,000        78,070,707
  6 1/8%, 12/31/2001 (c)....................................................                     40,600,000        39,902,188
  6 5/8%, 4/30/2002 (c).....................................................                     36,000,000        36,095,627
                                                                                                               ______________
                                                                                                                  154,068,522
                                                                                                              ================
TOTAL BONDS AND NOTES
  (cost $1,397,291,484).....................................................                                   $1,414,789,308
                                                                                                              ================
Short-Term Investments_15.7%
U.S. Treasury Bills:
  5.22%, 5/1/1997 (c)
  (cost $194,324,000).......................................................                $   194,324,000     $ 194,324,000
                                                                                                              ================
TOTAL INVESTMENTS
    (cost $1,591,615,484)...................................................                         129.7%    $1,609,113,308
                                                                                                    =======    ===============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                         (29.7%)  $  (368,654,648)
                                                                                                    =======    ===============
NET ASSETS..................................................................                         100.0%    $1,240,458,660
                                                                                                    =======    ===============
Notes to Statement of Investments:
    (a)  Purchased on a forward commitment basis.
    (b)  Adjustable rate mortgage-interest rate subject to change periodically.
    (c)  Held by the custodian in a segregated account as collateral for securities purchased on a forward commitment basis.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GNMA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                 APRIL 30, 1997
                                                                                             Cost                  Value
                                                                                          _______________     _______________
ASSETS:                          Investments in securities_See Statement of Investments   $1,591,615,484       $1,609,113,308
                                 Cash.......................................                                        1,401,467
                                 Receivable for investment securities sold..                                       70,377,281
                                 Interest receivable........................                                        9,350,974
                                 Receivable for shares of Common Stock subscribed                                       7,779
                                 Prepaid expenses...........................                                         37,481
                                                                                                              ________________
                                                                                                                1,690,288,290
                                                                                                              ________________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        904,511
                                 Due to Distributor.........................                                           30,382
                                 Payable for investment securities purchased                                      447,849,731
                                 Payable for shares of Common Stock redeemed                                          708,670
                                 Accrued expenses...........................                                          336,336
                                                                                                              ________________
                                                                                                                  449,829,630
                                                                                                              ________________
NET ASSETS..................................................................                                   $1,240,458,660
                                                                                                            =================
REPRESENTED BY:                  Paid-in capital............................                                   $1,316,558,224
                                 Accumulated undistributed investment income_net                                    9,426,745
                                 Accumulated net realized gain (loss) on investments                             (103,024,133)
                                 Accumulated net unrealized appreciation (depreciation)
                                 ......on investments_Note 4                                                       17,497,824
                                                                                                              ________________
NET ASSETS..................................................................                                   $1,240,458,660
                                                                                                            =================
SHARES OUTSTANDING
(1.1 BILLION SHARES OF $.01 PAR VALUE COMMON STOCK AUTHORIZED)..............                                       85,883,552
NET ASSET VALUE, offering and redemption price per share....................                                          $14.44
                                                                                                                      =======




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GNMA FUND, INC.
STATEMENT OF OPERATIONS                                                                             YEAR ENDED APRIL 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                      $96,713,300
EXPENSES:                        Management fee_Note 3(a)...................                 $   7,906,732
                                 Shareholder servicing costs_Note 3(b)......                     3,938,953
                                 Custodian fees_Note 3(b)...................                       332,225
                                 Professional fees..........................                        84,815
                                 Prospectus and shareholders' reports_Note 3(b)                     68,246
                                 Directors' fees and expenses_Note 3(c).....                        60,938
                                 Registration fees..........................                        30,022
                                 Loan commitment fees_Note 2................                         7,306
                                 Miscellaneous..............................                       243,070
                                                                                              _____________
                                     Total Expenses.........................                                       12,672,307
                                                                                                                ______________
INVESTMENT INCOME_NET.......................................................                                       84,040,993
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                  $(13,238,014)
                                 Net unrealized appreciation (depreciation)
                                    on investments                                               8,997,251
                                                                                              _____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                       (4,240,763)
                                                                                                                ______________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $79,800,230
                                                                                                               ===============


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GNMA FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                        Year Ended             Year Ended
                                                                                      April 30, 1997         April 30, 1996
                                                                                    __________________      __________________
OPERATIONS:
  Investment income_net..................................................            $   84,040,993           $  94,419,978
  Net realized gain (loss) on investments................................               (13,238,014)             37,350,721
  Net unrealized appreciation (depreciation) on investments..............                 8,997,251             (18,977,802)
                                                                                    __________________      __________________
    Net Increase (Decrease) in Net Assets Resulting from Operations......                79,800,230             112,792,897
                                                                                    __________________      __________________
NET EQUALIZATION (DEBITS)_Note 1(e)......................................                  (790,025)               (542,312)
                                                                                    __________________      __________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net..................................................               (84,580,270)            (94,057,379)
                                                                                    __________________      __________________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold..........................................                74,830,297              94,687,640
  Dividends reinvested...................................................                64,574,352              71,629,184
  Cost of shares redeemed................................................              (266,994,106)           (246,765,286)
                                                                                    __________________      __________________
    Increase (Decrease) in Net Assets from Capital Stock Transactions....              (127,589,457)            (80,448,462)
                                                                                    __________________      __________________
      Total Increase (Decrease) in Net Assets............................              (133,159,522)            (62,255,256)
NET ASSETS:
  Beginning of Period....................................................             1,373,618,182           1,435,873,438
                                                                                    __________________      __________________
  End of Period..........................................................            $1,240,458,660          $1,373,618,182
                                                                                   ==================      =================
UNDISTRIBUTED INVESTMENT INCOME_NET......................................         $       9,426,745           $  10,756,047
                                                                                    __________________      __________________

                                                                                         Shares                  Shares
                                                                                    __________________      __________________
CAPITAL SHARE TRANSACTIONS:
  Shares sold............................................................                 5,183,472               6,485,788
  Shares issued for dividends reinvested.................................                 4,480,721               4,914,131
  Shares redeemed........................................................              (18,525,523)             (16,918,960)
                                                                                    __________________      __________________
    Net Increase (Decrease) in Shares Outstanding........................                (8,861,330)             (5,519,041)
                                                                                   ==================      =================


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GNMA FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                Year Ended April 30,
                                                               _______________________________________________________
PER SHARE DATA:                                                  1997        1996        1995        1994        1993
                                                               _______     _______     _______     _______     _______
    Net asset value, beginning of period.........               $14.50      $14.32      $14.48      $15.35      $14.90
                                                               _______     _______     _______     _______     _______
    Investment Operations:
    Investment income_net........................                  .92         .96         .98         .99        1.10
    Net realized and unrealized gain (loss)
      on investments.............................                 (.05)        .18        (.18)      (.87)         .46
                                                               _______     _______     _______     _______     _______
    Total from Investment Operations.............                 .87         1.14         .80         .12        1.56
                                                               _______     _______     _______     _______     _______
    Distributions:
    Dividends from investment income_net.........                 (.93)       (.96)       (.96)      (.99)       (1.11)
                                                               _______     _______     _______     _______     _______
    Net asset value, end of period...............               $14.44      $14.50      $14.32      $14.48      $15.35
                                                              ========     =======     =======    ========    ========
TOTAL INVESTMENT RETURN..........................                6.17%       8.11%       5.81%        .71%      10.80%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .96%        .96%        .97%        .95%        .94%
    Ratio of net investment income
      to average net assets......................                6.38%       6.57%       6.90%       6.54%       7.20%
    Portfolio Turnover Rate......................              323.99%     144.43%     362.70%     211.40%    155.90%
    Net Assets, end of period (000's Omitted)....           $1,240,459  $1,373,618  $1,435,873 $1,601,947   $1,857,468



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GNMA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1_Significant Accounting Policies:
    Dreyfus GNMA Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide an investor with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales load.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (excluding U.S. Government obligations and short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income (including, where applicable, amortization of discount on short-term investments) is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    On April 30, 1997, the Board of Directors declared a cash dividend of $.074 per share from undistributed investment income-net, payable on May 1, 1997 (ex-dividend date) to shareholders of record as of the close of business on April 30, 1997.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $95,479,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1997. The carryover does not include net realized securities losses from November 1, 1996 through April 30, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, $20,521,000 of the carryover expires in fiscal 1998, $69,247,000 expires in fiscal 2003 and $5,711,000 expires in fiscal 2005.

DREYFUS GNMA FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (E) EQUALIZATION: The Fund follows the accounting practice known as "equalization" by which a portion of the amounts received on issuances and the amounts paid on redemptions of Fund shares (equivalent, on a per share basis, to the amount of distributable investment income-net on the date of the transaction) is allocated to undistributed investment income-net so that undistributed investment income-net per share is unaffected by Fund shares issued or redeemed.
NOTE 2_Bank Line of Credit:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 1997, the Fund did not borrow under the Facility.
NOTE 3_Management Fee and Other Transactions With Affiliates:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 11\2% of the value of the Fund's average daily net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. No expense reimbursement was required for the period ended April 30, 1997.
    (B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate or either of them (collectively "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an aggregate annual rate of .20 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the Fund's average daily net assets for any full fiscal year. During the period ended April 30, 1997, $2,652,885 was charged to the Fund pursuant to the Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $816,287 during the period ended April 30, 1997.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended April 30, 1997, $297,349 was charged by Mellon pursuant to the custody agreement.

DREYFUS GNMA FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_Securities Transactions:
    The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 1997, amounted to $4,713,571,327 and $4,615,202,386, respectively.
    At April 30, 1997, accumulated net unrealized appreciation on investments was $17,497,824, consisting of $24,770,910 gross unrealized appreciation and $7,273,086 gross unrealized depreciation.
    At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS GNMA FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS GNMA FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus GNMA Fund, Inc., including the statement of investments, as of April 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of April 30, 1997 and of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus GNMA Fund, Inc. at April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
June 12, 1997
[Dreyfus lion "d" logo]
Registration Mark
Dreyfus GNMA Fund, Inc.
200 Park Avenue
New York, NY 10166
Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                            265AR974
[Dreyfus logo]
Registration Mark

GNMA
Fund, Inc.
Annual Report
April 30, 1997